43 164 216 242 24 81 0 165 99 0 112 192 OrthoPediatrics Corp. November 2017 Mark Throdahl, CEO Fred Hite, CFO

43 164 216 242 24 81 0 165 99 0 112 192 Disclaimer This presentation contains and related discussion may contain “forward-looking statements” within the meaning of U.S. federal securities laws. All statements contained in this presentation and related discussion other than statements of historical facts are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plans and strategies. You can identify forward- looking statements by the use of words such as “may,” “might,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “intend,” “future,” “potential,” “suggest,” “target,” “forecast,” “continue” and other similar expressions. Forward-looking statements are not historical facts, and are based upon management’s current expectations, beliefs, estimates, projections and various assumptions, many of which are inherently uncertain and beyond our control. Such expectations, beliefs, estimates, projections and assumptions are expressed in good faith and management believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates, projections and assumptions will be achieved, and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including risks detailed in the registration statement on Form S-1 (as amended, the “Registration Statement”) filed by OrthoPediatrics Corp. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”). Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws. Certain information in this presentation is based upon management forecasts and reflects prevailing conditions and management’s views as of this date, all of which are subject to change. Before you invest, you should read the Registration Statement and other documents the Company has filed and will file with the SEC for more complete information about the Company. You may obtain these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov. The Company owns or has rights to use a number of registered and common law trademarks, service marks and trade names in connection with its business in the United States and in certain foreign jurisdictions, including the OrthoPediatrics name and logo. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may be without the ® and ™ symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent under applicable law, its rights or the rights of the applicable licensors to these trademarks, service marks and trade names. This presentation contains additional trademarks, service marks and trade names of others, which are the property of their respective owners. All trademarks, service marks and trade names appearing in this presentation are, to the Company’s knowledge, the property of their respective owners. 2

43 164 216 242 24 81 0 165 99 0 112 192 Highlights 3 Only diversified orthopedic company focused on pediatric orthopedics Protected market opportunity: $1.1 billion U.S., $2.5 billion globally in 2016 High U.S. procedure concentration: <300 hospitals and ~1,200 surgeons Focused call point: generalists who use our entire product portfolio Broadest product offering: 22 systems specifically designed for children Sustainable competitive advantage: - Comprehensive product offering - Clinical education programs - Surgeon relationships - Experienced sales organization $37 million revenue in 2016 with 20% growth, accelerating in 2017 Recent IPO will, among other things, fund consigned sets and accelerate proven strategy Large Market Proprietary Technology Scalable Business

43 164 216 242 24 81 0 165 99 0 112 192 OP Today Treated 16,000 patients in 2016 22 surgical systems; 2,700 SKUs; strong pipeline 62 direct employees; 69 focused FTE sales reps Global sales organization focused on pediatric orthopedic surgeons in 36 countries International: 31 stocking distributors; 2 sales agencies 21 issued patents; 19 pending patents Only non-founding Chief Medical Officer in the industry who is a fellow surgeon Average FDA approval time: < ½ industry average History of stable reimbursement Improving the lives of children with orthopedic conditions Company Snapshot Cause 4 A Company Built on a CAUSE Gideon with CMO Peter Armstrong, M.D., c. 1995. Gideon’s drawing of his girlfriend, 2016.

43 164 216 242 24 81 0 165 99 0 112 192 Our Key Idea Address orthopedic industry’s lack of focus on product development, clinical education, and sales presence Implants and instruments avoid complications of re-purposed adult products Product development in collaboration with leading pediatric orthopedic surgeons Dedicated sales support attending surgeries Clinical education programs that build brand loyalty OP’s Market Impact 5 Screws Through Growth Plate Screws Parallel To Growth Plate Superior Clinical Outcomes Children Are Not Small Adults Re-Purposed Adult Plate OP’s Solution

43 164 216 242 24 81 0 165 99 0 112 192 Children Are Not Small Adults Limitations of Conventional Orthopedic Products Anatomical Differences 6 Dangers of Using Adult Implants Growth plates must be protected; ligament repair must avoid growth plates Smaller and more curved bones Implants are often removed Blood supply must be protected Complex disorders like cerebral palsy pose unique challenges Growth arrest and subsequent deformity Inaccurate implant placement, compromised fixation, and instrumentation issues Titanium encourages bony on-growth Invading temporary vasculature leads to necrosis Reduced surgeon confidence

43 164 216 242 24 81 0 165 99 0 112 192 38% 62% Large and Focused Market Current products target three of the largest categories in Pediatric Orthopedics Pipeline products underway to expand addressable market Trauma & Deformity $401M OP’S $2.5 Billion Current Addressable Global Market $1.1 Billion U.S. Addressable Market Procedures (%) High Concentration of Pediatric Trauma & Deformity and Complex Spine Procedures Smart Implants $299M Complex Spine $285M Sports Medicine $116M 268 U.S. Hospitals 3,157 U.S. Hospitals 7

43 164 216 242 24 81 0 165 99 0 112 192 Product Line Diversification 2016 Revenue Growth % by Product Family $37 million sales in 2016 20% revenue growth in 2016 No dependency on one product family Consistent growth across all products Comparable gross margins on all products 2016 Revenue by Segment 8 2016 Revenue by Product Family 72% 3% 25% Sports Medicine Trauma & Deformity Complex Spine 0% 5% 10% 15% 20% 25% 30%

43 164 216 242 24 81 0 165 99 0 112 192 A Proven Strategy Since 2011 9 Deploy Instrument Sets Sales Focus On Teaching Institutions and High Volume Hospitals Expand Addressable Procedures Expand Clinical Training Programs Goals Accelerate sales growth (requires consigned sets) Develop novel technologies

43 164 216 242 24 81 0 165 99 0 112 192 10 16 Trauma & Deformity Systems; 1,200 Implants Distal Femoral Osteotomy System CP flexion contractures, varus-valgus deformities Instrumentation enables precise wedge osteotomies Plates in 3.5 and 4.5mm sizes, 4 and 6-hole lengths, with and without offsets Q4 2016 with 12 sets Trauma & Deformity Example 72%

43 164 216 242 24 81 0 165 99 0 112 192 Complex Spine Example Pre-contoured rods in CoCr and Ti 5.5mm and 6.0mm diameters, 3 lengths RESPONSE Rod Reduction & De-rotation Instruments One-handed, snap-fit instrument with segment de-rotation and flag attachments to reduce surgery time Proprietary Tulip Head Specifically designed for AIS Set screw minimizes cross-threading Prevents tulip head splay 11 RESPONSE 5.5/6.0 Systems Adolescent Idiopathic Scoliosis Intraoperatively accepts 5.5mm or 6.0mm CoCr or Ti rods 22 Surgical Systems 25%

43 164 216 242 24 81 0 165 99 0 112 192 Sports Medicine Example Medial Patella Femoral Ligament Reconstruction System Full range of instruments accommodate any technique Bioabsorbable interference screws Complements ACL Reconstruction System 12 3 New Systems in Q3 2017

43 164 216 242 24 81 0 165 99 0 112 192 3 New Systems in Q3 2017 13 OP has exclusive distribution rights in U.S. pediatric hospitals Unique, patient-specific custom guide for screw placement Provides a 3D printed, patient-specific guide for each vertebral level Improves screw placement accuracy without the need for an expensive navigation or robotic system. Eliminates intraoperative radiation and is ideally suited for large construct cases. Complementary to our RESPONSE Spine System FIREFLY® Pedicle Screw Navigation Guides Complex Spine Clavicle Plate System First clavicle system for pediatric patients Based on proprietary access to Hamann-Todd Collection Available in 2.7mm and 3.5mm sizes and in 6, 7, and 8-hole versions Trauma & Deformity

43 164 216 242 24 81 0 165 99 0 112 192 Sports Medicine Strong Pipeline Expanding Our Addressable Market Spine Foot & Ankle Hip & Long Bone CMF Proximal Humerus Elbow Hand & Wrist Pelvis Clavicle Rib OP Today OP Tomorrow Now Under Development Demonstrated ability to expand portfolio to full array of pediatric surgeries 14 Growing Rods

43 164 216 242 24 81 0 165 99 0 112 192 Culture of Continuous Improvement 15 PediFlex PediLoc Femur/Tibia Screws PediPlates PediNail LCB & LPF PediFrag RESPONSE ACL T I M E B R E A D T H 2008 DFOS OI Nail BandLoc Novel introducer and Extractor; new unique shape PediNail Gen II adds adolescent nails to expand usage significantly Wrist Fusion Plates 4.5/5.0mm System Titanium PediPlates; Sterile disposable sets 2017 90 and 110 Degree Plates 4.5/5.0mm System

43 164 216 242 24 81 0 165 99 0 112 192 Surgeon Testimonials 16 “How in the world have you been able to develop a better system than anything on the market in so short a period of time – when other companies have been out there for so long?” - Dr. Eric Wall, M.D. (Cincinnati Children’s Hospital) “OrthoPediatrics has developed an all-in-one ACL system which allows me to provide comprehensive care to the pediatric and adolescent patient. Rather than having to adapt equipment which has been developed for adult patients in the pediatric setting, I can utilize a system which is surgeon- friendly, reliable, and developed for the young patient.” - Dr. Allen Anderson, M.D. (Nashville, TN) “OrthoPediatrics’ proximal hip solutions provide me with the most reproducible results. The instrumentation is easy to use, and the wide selection of implants allow me to treat all indications.” - Dr. Rudolf Ganger, M.D., Ph.D. (Speising Hospital, Vienna) ACL Reconstruction / Other Trauma & Deformity Complex Spine

43 164 216 242 24 81 0 165 99 0 112 192 17 OP’s Bio-Skills Education Program: 16 modules for Residents and Fellows These programs touched 2,000 medical personnel in 2016 We extensively train 200 young surgeons annually: (1) Annual Pediatric Spine Symposium; (2) Annual Pediatric Orthopedic Surgical Techniques Lab; (3) Annual Akron Pediatric Orthopedic Residents Review Course Leading financial sponsor of POSNA, IPOS, EPOS, PRiSM, and AACPDM Training the Next Generation of Pediatric Orthopedic Surgeons OP’s Doc Matter Surgeon Community Clinical Education Programs Clinical Education Advisory Committee Peter Armstrong, MD, Chair Ben Alman, MD (Duke) Don Bae, MD (Boston Children’s) Jon Davids, MD (Shriner’s Sacramento) Rick Kruse, MD (A. I. duPont) Todd Milbrandt, MD (Mayo Clinic) Dave Podeszwa, MD (Texas Scottish Rite) Todd Ritzman, MD (Akron) Jon Schoenecker, MD, PhD (Vanderbilt) Bryan Tompkins, MD (Shriner’s Spokane)

43 164 216 242 24 81 0 165 99 0 112 192 Global Sales Coverage United States 77% of 2016 Revenue 33 Sales Agencies, most of which are exclusive International 23% of 2016 Revenue 2 Sales Agencies + 31 Stocking Distributors Sales in 35 countries + the United States Current customers in every major children’s hospital in the United States Internationally, surgeons pull us into their markets and introduce us to well-respected distributors Direct in UK, IRE, AUS, NZ 18

43 164 216 242 24 81 0 165 99 0 112 192 1 SVP U.S. Sales 5 Regional Sales VPs 3 Product Sales Specialists 33 Sales Agencies 110+ Reps Focused on Pediatrics 69 FTE OP Reps 1 SVP International Sales 2 Regional Sales VPs – EMEA 1 Regional Sales VP – Latin America 1 Regional Sales VP – Asia/Pacific 2 Sales Agencies (UK/IRE, AUS/NZ) + 31 Stocking Distributors Sales Management Structure U.S. International 1 EVP 1 EVP 19

43 164 216 242 24 81 0 165 99 0 112 192 Unique Sales Model Attracting U.S. and international distributors alienated by industry consolidations Long-standing partnerships: Many agents are former OP direct reps “Boys in the Boat” quarterly meetings with largest sales agencies Limited sources for products: Leaving OP would sacrifice their pediatric sales base Exclusive distribution contracts: In many cases, OP has legal control over product lines that sales agents can represent 77% of U.S. Sales From Exclusive Agencies We manage sales agencies as if they were our own employees 20

43 164 216 242 24 81 0 165 99 0 112 192 Product breadth Surgeon relationships Sales and distribution network Clinical education programs Pediatric brand equity Reputation with pediatric orthopedic societies Dynamic culture New Competitors Would Face Formidable Obstacles “The ship has sailed.” Barriers to Entry 21

43 164 216 242 24 81 0 165 99 0 112 192 What Does Category Leadership Mean? Surgeon relationships and Clinical education Relationships with surgeons who use entire portfolio Major provider of clinical education Leading supporter of surgical societies Custom instruments business Attractive growth and margin profile Consistent growth since 2011 71% gross margins History of efficient capital utilization Robust organic growth opportunities $2.5 billion addressable global market Limited focused competition Focused, experienced distribution Instrument set placements drive growth Broadest, most innovative product offering 11-year clinical understanding New product pipeline Gateway to pediatric market for distributed products and joint product developments 22

43 164 216 242 24 81 0 165 99 0 112 192 Financial Review

43 164 216 242 24 81 0 165 99 0 112 192 Scalable Business Model 21% of procedures in 62 children’s hospitals 62% of U.S. Trauma & Deformity and Complex Spine procedures in 268 hospitals Attractive Market Dynamics More of the Same Plus International Expansion Distribution optimization New Customers New Products Instrument Sets Single defensible call point: 1,200 pediatric orthopedic surgeons 24

43 164 216 242 24 81 0 165 99 0 112 192 OP Sales Model Gross Margin Less Selling Commissions Comparable 2017 Transitioned UK/IRE/AUS/NZ Markets to Sales Agency Model Instrument / Implant Sets Replenishment Selling Commission Consign to sales agencies Zero sales and margin on instruments Sell to stocking distributors Stocking sets sold at low margin Hospitals purchase at high margins Distributors purchase at good margins Industry standard Zero United States International 25

43 164 216 242 24 81 0 165 99 0 112 192 $9.3 $13.3 $15.8 $18.4 $24.9 $28.8 $0.9 $2.8 $3.9 $5.3 $6.1 $8.5 $10.2 $16.1 $19.6 $23.7 $31.0 $37.3 $0 $5 $10 $15 $20 $25 $30 $35 $40 2011 2012 2013 2014 2015 2016 R ev enu e ( $ in Mi lli on s) U.S. International History of Strong Revenue Growth 26

43 164 216 242 24 81 0 165 99 0 112 192 $19.3 $22.5 $26.8 $3.6 $7.4 $9.4 $0.8 $1.1 $1.1 $0 $5 $10 $15 $20 $25 $30 $35 $40 2014 2015 2016 R ev enu e ( $ in Mi lli on s) Trauma & Deformity Complex Spine ACL Reconstruction / Other $20.2 $24.3 $6.9 $8.7 $0.8 $0.9 9M' 2016 9M' 2017 Category Revenue Summary 27

43 164 216 242 24 81 0 165 99 0 112 192 Revenue Seasonality 2015 2016 20% 25% 28% 27% 0% 5% 10% 15% 20% 25% 30% Q1 Q2 Q3 Q4 R ev e n u e as % of To ta l Y ea r Seasonality Drives Stronger Performance in Summer Months and Holiday Periods 28 22% 26% 27% 25% 0% 5% 10% 15% 20% 25% 30% Q1 Q2 Q3 Q4 R ev en u e as % o f To ta l Y e ar

43 164 216 242 24 81 0 165 99 0 112 192 Income Statement Summary 29 ($ in Millions) Year Ended December 31; Nine Months Ended September 30 2014 2015 2016 9M’16 9M’17 Revenue $23.7 $31.0 $37.3 $27.9 $33.9 Growth % 21% 31% 20% NA 22% Gross Profit $16.6 $21.6 $26.4 $20.0 $25.6 Margin % 70% 70% 71% 72% 75% Operating Expenses $23.7 $28.2 $32.5 $22.8 $27.9 Operating Loss ($7.1) ($6.6) ($6.1) ($2.9) ($2.3) Net Loss ($9.5) ($7.9) ($6.6) ($2.9) ($4.1)

43 164 216 242 24 81 0 165 99 0 112 192 Balance Sheet 30 Assets Liabilities Cash $2.2 Accounts Payable $5.1 Accounts Receivable 5.7 Debt 27.5 Inventory 18.4 Accrued Expenses 2.3 PP&E (net) 9.7 All Other Liabilities 3.0 Intangibles 2.2 Paid In Capital 85.2 All Other 0.3 Accumulated Deficit (82.2) Total Assets $41.1 Total Liabilities / Equity $41.1 ($ in Millions) Nine Months Ended September 30, 2017

43 164 216 242 24 81 0 165 99 0 112 192 Working Capital and General Corporate Purposes Expand Sales and Marketing Use of Proceeds R&D Pay Series B Preferred Stock Dividends $ Invest in Consigned Implants and Instrument Sets 31

43 164 216 242 24 81 0 165 99 0 112 192 Debt Refinancing November 8, 2017 – signed a non-binding Letter of Intent to amend current debt agreement with Squadron Capital to modify and extend the terms of its existing term notes and revolving credit facility Consolidates a majority of the term note amounts into a $20.0 million term loan and reestablishes a $15.0 million revolver 10.0% interest rate for both (3-month LIBOR plus 8.61%), vs. previous rate of 10.0% for term notes and 11.0% for revolver Extends the loan period through January 31, 2023 (previously May 31, 2019 or May 31, 2020 based on revenue) As of September 30, 2017, the Company had approximately $27.6 million in total outstanding indebtedness, including $7.5 million outstanding under the revolving credit facility, of which the Company expects to convert $1.6 million to term notes plus pay back $2.5 million in the near term, leaving over $11.0 million in available capacity